UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): December 18, 2008
COINSTAR, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-22555	94-3156448

(State or other jurisdiction of	(Commission File No.)	(I.R.S. Employer
incorporation)		Identification No.)
1800 – 114th Avenue SE
BELLEVUE, WA 98004

(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (425) 943-8000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On December 18, 2008, the Board of Directors (the “Board”) of Coinstar, Inc. (“Coinstar”) appointed James C. Blakely as Chief Customer Officer, Stephen J. Verleye as Senior Vice President, Technology and Alexander C. Camara as Senior Vice President and General Manager, Worldwide Coin & Entertainment, pursuant to internal structuring changes. Previously, Messrs. Blakely, Verleye and Camara served as Coinstar’s Senior Vice President, Sales, Senior Vice President and General Manager, E-Payment Services, and Senior Vice President and General Manager, Worldwide Coin, respectively.
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SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COINSTAR, INC.
Date: December 23, 2008	By:	/s/ Donald R. Rench
Donald R. Rench
General Counsel and Secretary